Exhibit 99.1

BONANZA CREEK ENERGY, INC. ANNOUNCES OFFERING OF $400 MILLION OF NEW SENIOR NOTES

DENVER, Colorado (October 5, 2021) – Bonanza Creek Energy, Inc. (“Bonanza Creek”) (NYSE: BCEI) announced today that it has priced a private placement (the “Offering”) to eligible purchasers under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) of $400.0 million in aggregate principal amount of new 5.000% senior notes due 2026 (the “Notes”) at par. The Offering is expected to close on or around October 13, 2021, subject to the satisfaction of customary closing conditions.

Bonanza Creek expects to use the net proceeds from the Offering, together with cash on hand, to repay all borrowings outstanding under the CPPIB Crestone Peak Resources America Inc. (“Crestone Peak”) credit facility, to repay borrowings under Bonanza Creek’s credit facility and for general corporate purposes. The Notes will be subject to a “special mandatory redemption” in the event that the transactions contemplated by the Extraction Oil & Gas Inc. (“Extraction”) merger agreement and the Crestone Peak merger agreement are not consummated.

The Notes to be offered will not be registered under the Securities Act or under any state or other securities laws, and the Notes will be issued pursuant to an exemption therefrom, and may not be offered or sold within the United States, or to or for the account or benefit of any U.S. Person, absent registration or an applicable exemption from registration requirements.

The Notes are being offered only to persons who are either reasonably believed to be “qualified institutional buyers” under Rule 144A or who are non-“U.S. persons” under Regulation S as defined under applicable securities laws.

This press release does not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Bonanza Creek Energy

Bonanza Creek Energy, Inc. is an independent oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and associated liquids-rich natural gas in the Rocky Mountain region of the United States. The Company’s assets and operations are concentrated in rural, unincorporated Weld County, Colorado, within the Denver-Julesburg Basin, focused on the Niobrara and Codell formations. The Company’s common shares are listed for trading on the New York Stock Exchange under the symbol: “BCEI.”

Cautionary Statement Regarding Forward-Looking Information

Certain statements in the foregoing, including those that express belief, expectation or intention, are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Bonanza Creek’s plans and expectations with respect to the Offering and the anticipated use of the proceeds from the Offering. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

Bonanza Creek cautions investors that any forward-looking statements are subject to known and unknown risks and uncertainties, many of which are outside Bonanza Creek’s control, and which may cause actual results and future trends to differ materially from those matters expressed in, or implied or projected by, such forward-looking statements, which speak only as of the date they are made. Investors are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties that could cause actual results to differ from those described in forward-looking statements include the following:

•	the Extraction merger agreement may be terminated in accordance with its terms and the Extraction merger may not be completed;

•	the Crestone Peak merger agreement may be terminated in accordance with its terms and the Crestone Peak merger may not be completed;

•	Bonanza Creek stockholders may not approve the Extraction share issuance proposal or the Crestone Peak share issuance proposal;

•	Extraction stockholders may not approve the Extraction merger proposal;

•	the parties may not be able to satisfy the conditions to the completion of the mergers in a timely manner or at all;

•	the mergers may not be accretive, and may be dilutive, to Bonanza Creek’s earnings per share, which may negatively affect the market price of Bonanza Creek common stock;

•	Bonanza Creek, Extraction and Crestone Peak may incur significant transaction and other costs in connection with the mergers in excess of those anticipated by Bonanza Creek, Extraction or Crestone Peak;

•	the combined company may fail to realize anticipated synergies or other benefits expected from the mergers in the timeframe expected or at all;

•	the ultimate timing, outcome, and results of integrating the operations of Extraction, Crestone Peak and Bonanza Creek;

•	the mergers and their announcement and/or completion could have an adverse effect on business or employee relationships;

•	the risk related to disruption of management time from ongoing business operations due to the mergers;

•	the mergers may disrupt current plans and operations that may harm Bonanza Creek’s, Extraction’s or Crestone Peak’s respective businesses;

•	the effects of the business combination of Extraction, Crestone Peak and Bonanza Creek, including the combined company’s future financial condition, results of operations, strategy, and plans;

•	changes in capital markets and the ability of the combined company to finance operations in the manner expected;

•	regulatory approval of the transactions;

•	any litigation relating to the mergers;

•	risks to Bonanza Creek’s, Extraction’s and Crestone Peak’s operating results and businesses generally, including the volatility of oil and natural gas prices and the uncertainty of estimates of oil and natural gas reserves and the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, and the other risks, contingencies and uncertainties applicable to Bonanza Creek and Extraction disclosed in Bonanza Creek’s and Extraction’s other filings with the SEC; and

•	the uncertainty of the value of the Extraction merger consideration due to the fixed exchange ratio and potential fluctuation in the market price of Bonanza Creek common stock.

Additional factors that could cause results to differ materially from those described above can be found under Item 1A. “Risk Factors” and “Management’s Discussion and Analysis” sections elsewhere in Bonanza Creek’s Annual Report on Form 10-K for the year ended December 31, 2020, and subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at the time they were made. Bonanza Creek assumes no obligation to any update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

In connection with the proposed Crestone Peak and Extraction mergers, Bonanza Creek has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed mergers. The definitive proxy statement has been mailed to Bonanza Creek shareholders in connection with the proposed mergers. BEFORE PURCHASING ANY NOTES, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS AND THEIR POTENTIAL IMPACT. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov, and on Bonanza Creek’s website at www.bonanzacrk.com under the “Investor Relations” tab.

For further information, please contact:

Scott Landreth

Senior Director, Finance & Investor Relations and Treasurer

720-225-6679

slandreth@bonanzacrk.com